UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2017

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Amendment and Restatement — Bylaw Amendments

On June 15, 2017, W. P. Carey Inc. (the “Company”)  held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed more thoroughly below, at the Annual Meeting, the Company’s stockholders voted to, among other things, approve an amendment (the “Charter Amendment Regarding Bylaw Amendments”) to the Company’s then-current Articles of Amendment and Restatement (the “Previous Charter”) to provide the Board of Directors of the Company (the “Board”) and the Company’s stockholders with the concurrent power to amend the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”). Prior to the approval of the Charter Amendment Regarding Bylaw Amendments, both the Previous Charter and then-current Bylaws (the “Previous Bylaws”) provided the Board with the exclusive power to amend the Previous Bylaws. Upon approval of the Charter Amendment Regarding Bylaw Amendments, Section 5.5 of the Previous Charter has been amended and restated to provide that the Board and the Company’s stockholders have the concurrent power to amend the Bylaws.

The Charter Amendment Regarding Bylaw Amendments became effective upon the filing of the Company’s Articles of Amendment and Restatement (the “Charter”) with the Maryland State Department of Assessments and Taxation (the “SDAT”) on June 15, 2017.

The foregoing descriptions of the Charter Amendment Regarding Bylaw Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Amendment to Amended and Restated Bylaws — Bylaw Amendments

As discussed above, prior to the approval of the Charter Amendment Regarding Bylaw Amendments, both the Previous Charter and Previous Bylaws provided the Board with the exclusive power to amend the Previous Bylaws. As a result of the approval by the Company’s stockholders of the Charter Amendment Regarding Bylaw Amendments, Article XIV of the Previous Bylaws was also amended and restated to provide that the Board and the Company’s stockholders have the concurrent power to amend the Bylaws, consistent with the Charter. Following such amendment and restatement, in addition to the preexisting rights of the Board, the Company’s stockholders have the power to alter or repeal any provision of the Bylaws and adopt new Bylaws with the approval of at least a majority of all votes entitled to be cast on the matter.

The foregoing descriptions does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached to this report as Exhibit 3.2 and incorporated herein by reference.

Amendment to Articles of Amendment and Restatement — Ownership Limitations

As discussed more thoroughly below, at the Annual Meeting, the Company’s stockholders voted to, among other things, approve an amendment (the “Charter Amendment Regarding Ownership Limitations”) to the Previous Charter in order to increase (i) the “Aggregate Stock Ownership Limit” pertaining to the ownership of shares of the Company’s capital stock (which includes both common stock and any preferred stock that the Company may issue from and after the date hereof) from 7.9% to 9.8% and (ii) the “Common Stock Ownership Limit” pertaining to the ownership of shares of the Company’s common stock from 7.9% to 9.8%, in each instance, as set forth in Article VI of the Previous Charter.

The Charter Amendment Regarding Ownership Limitations became effective upon the filing of the Charter with the SDAT on June 15, 2017.

The foregoing descriptions of the Charter Amendment Regarding Ownership Limitations does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results from the Annual Meeting.

Proposal One

To elect nine Directors for 2017:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mark A. Alexander	65,923,929	778,188	401,743	27,982,458
Mark J. DeCesaris	66,347,941	355,775	400,144	27,982,458
Peter J. Farrell	66,338,757	354,186	410,917	27,982,458
Benjamin H. Griswold, IV	66,165,875	532,518	405,467	27,982,458
Axel K.A. Hansing	66,244,179	450,861	408,820	27,982,458
Jean Hoysradt	66,366,626	346,774	390,460	27,982,458
Dr. Richard C. Marston	65,831,059	860,711	412,090	27,982,458
Christopher J. Niehaus	66,384,796	311,328	407,736	27,982,458
Nick J.M. van Ommen	65,884,079	806,223	413,558	27,982,458

For Proposal One, each of the directors received a majority of the votes cast with respect to such nominee, in person or by proxy, at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two

	For	Against	Abstain	Broker Non-Votes
A proposal to approve, in an advisory vote, the compensation for the Company’s named executive officers	60,691,065	5,397,822	1,014,973	27,982,458

Proposal Two was approved, on a non-binding advisory basis, after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Proposal Three

	For	Against	Abstain	Broker Non-Votes
A proposal to approve the Company’s 2017 Annual Incentive Compensation Plan	64,453,435	1,725,228	925,197	27,982,458

Proposal Three was approved after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Proposal Four

	For	Against	Abstain	Broker Non-Votes
A proposal to approve the Company’s 2017 Share Incentive Plan	63,209,900	2,943,463	950,497	27,982,458

Proposal Four was approved after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Proposal Five

	For	Against	Abstain	Broker Non-Votes
A proposal to approve the Charter Amendment Regarding Bylaw Amendments described in Section 5.03 above	65,790,203	702,335	611,322	27,982,458

Proposal Five was approved after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Proposal Six

	For	Against	Abstain	Broker Non-Votes
A proposal to approve the Charter Amendment Regarding Ownership Limitations described in Section 5.03 above	65,505,173	793,747	804,940	27,982,458

Proposal Six was approved after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Proposal Seven

	For	Against	Abstain	Broker Non-Votes
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2017	93,550,421	988,862	547,035	—

Proposal Seven was approved after receiving more than a majority of the votes cast on the proposal, in person or by proxy, at the Annual Meeting.

Item 9.01 - Financial Statements and Exhibits.

Exhibit 3.1 Articles of Amendment and Restatement, filed with the Maryland State Department of Assessments and Taxation on June 15, 2017.

Exhibit 3.2 Fifth Amended and Restated Bylaws of W. P. Carey Inc., effective as of June 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date:	June 16, 2017	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director